RETIREMENT INCOME BUILDER – BAI VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated October 23, 2006

to the

Prospectus dated May 1, 2006

At the close of business on or about October 27, 2006, the Janus Growth portfolio will merge into the Transamerica Equity portfolio; and the surviving fund will be Transamerica Equity portfolio. Also the Salomon All Cap portfolio will be renamed Legg Mason Partners All Cap portfolio.

On or about October 2, 2006, the Columbia Marsico Mid Cap Growth Fund, Variable Series portfolio will be renamed Columbia Mid Cap Growth Fund, Variable Series portfolio.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Retirement Income Builder – BAI dated May 1, 2006